UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08426

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2014

Date of reporting period: December 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein International Growth Fund

December 31, 2013

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 11, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Growth Fund (the “Fund”) for the semi-annual reporting period ended December 31, 2013.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital.

The Fund invests primarily in an international portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources and consumer groups.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Fund’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in larger-capitalization companies, although the Fund may invest in smaller- or medium-cap-italization companies.

The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example,

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	1

in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 5 provides the performance results for the Fund and its primary benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World (ex-U.S.) Index (net) and the MSCI World (ex-U.S.) Index (net) for the six- and 12-month periods ended December 31, 2013. Effective November 1, 2013, the MSCI AC World (ex-U.S.) Index became the Fund’s primary benchmark.

For the six- and 12-month periods, all share classes of the Fund underperformed the benchmarks. For the six-month period, security selection and sector allocation combined to drive the deficit. Net currency exposure was modestly positive. Overweight exposure to the consumer staples sector and stock selection within the financials and industrials sectors undercut relative performance. Stock selection within the technology sector and overweight exposure to that sector mitigated some of the losses. For the 12-month period, security selection again drove the deficit; sector allocation and net currency exposure were both positive. Stock selection within the industrials and consumer-driven sectors undercut relative performance. Stock selection within the technology sector and underweight exposure to the materials sector mitigated some of the losses.

Derivatives in the form of currency forwards were utilized for hedging purposes during both periods, which detracted from performance.

Market Review and Investment Strategy

International equity markets rose sharply in 2013, as a brightening macroeconomic outlook lifted risk assets. The U.S. Federal Reserve (the “Fed”) played a large role in the behavior of the financial markets during the year. The implementation of the Fed’s monetary policies in late 2012 fueled an extensive, liquidity-driven rally that boosted global stocks. Markets were volatile for most of the second half of 2013 as former Fed Chairman Ben Bernanke hinted that the U.S. may wind down its massive bond-buying program sooner than expected. After months of speculation, the Fed took its first steps toward ending a key component of its stimulus campaign in December. Amid a slew of data suggesting that the U.S. economy was gaining momentum, the Fed announced that it would gradually wind down its bond-purchasing program by late 2014. At the same time, it strengthened its commitment to keeping short-term interest rates near zero until late 2015. Markets reacted positively to news of this shift in monetary policy, as investors were enthusiastic about the gradual pace of the changes and relieved that a major source of uncertainty had been removed.

The Fund is tilted toward underappreciated growth opportunities in consumer and technology sectors. The Fund’s Global Growth and Thematic Investment Team prefers market leaders with attractive earnings growth prospects and high returns on invested capital.

2	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

Neither the unmanaged MSCI AC World (ex-U.S.) Index (net) nor the unmanaged MSCI World (ex-U.S.) Index (net) reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World (ex-U.S.) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the U.S. The MSCI World (ex-U.S.) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED DECEMBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein International Growth Fund
Class A	12.53%	13.30%

Class B*	12.13%	12.55%

Class C	12.11%	12.53%

Advisor Class†	12.75%	13.68%

Class R†	12.42%	13.04%

Class K†	12.67%	13.45%

Class I†	12.85%	13.86%

Primary benchmark: MSCI AC World (ex-U.S.) Index (net)	15.34%	15.29%

MSCI World (ex-U.S.) Index (net)	17.49%	21.02%

*    Effective January 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	13.30%	8.45%
5 Years	11.44%	10.47%
10 Years	6.58%	6.12%

Class B Shares
1 Year	12.55%	8.55%
5 Years	10.58%	10.58%
10 Years(a)	5.92%	5.92%

Class C Shares
1 Year	12.53%	11.53%
5 Years	10.65%	10.65%
10 Years	5.81%	5.81%

Advisor Class Shares*
1 Year	13.68%	13.68%
5 Years	11.79%	11.79%
10 Years	6.90%	6.90%

Class R Shares*
1 Year	13.04%	13.04%
5 Years	11.18%	11.18%
Since Inception†	4.09%	4.09%

Class K Shares*
1 Year	13.45%	13.45%
5 Years	11.53%	11.53%
Since Inception†	4.39%	4.39%

Class I Shares*
1 Year	13.86%	13.86%
5 Years	11.96%	11.96%
Since Inception†	4.79%	4.79%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.32%, 2.07%, 2.03%, 1.02%, 1.58%, 1.28% and 0.87% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K, and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	8.45%
5 Years	10.47%
10 Years	6.12%

Class B Shares
1 Year	8.55%
5 Years	10.58%
10 Years(a)	5.92%

Class C Shares
1 Year	11.53%
5 Years	10.65%
10 Years	5.81%

Advisor Class Shares*
1 Year	13.68%
5 Years	11.79%
10 Years	6.90%

Class R Shares*
1 Year	13.04%
5 Years	11.18%
Since Inception†	4.09%

Class K Shares*
1 Year	13.45%
5 Years	11.53%
Since Inception†	4.39%

Class I Shares*
1 Year	13.86%
5 Years	11.96%
Since Inception†	4.79%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K, and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,125.30	$7.66	1.43%
Hypothetical**	$1,000	$1,018.00	$7.27	1.43%
Class B
Actual	$1,000	$1,121.30	$11.55	2.16%
Hypothetical**	$1,000	$1,014.32	$10.97	2.16%
Class C
Actual	$1,000	$1,121.10	$11.44	2.14%
Hypothetical**	$1,000	$1,014.42	$10.87	2.14%
Advisor Class
Actual	$1,000	$1,127.50	$6.06	1.13%
Hypothetical**	$1,000	$1,019.51	$5.75	1.13%
Class R
Actual	$1,000	$1,124.20	$8.67	1.62%
Hypothetical**	$1,000	$1,017.04	$8.24	1.62%
Class K
Actual	$1,000	$1,126.70	$7.02	1.31%
Hypothetical**	$1,000	$1,018.60	$6.67	1.31%
Class I
Actual	$1,000	$1,128.50	$4.94	0.92%
Hypothetical**	$1,000	$1,020.57	$4.69	0.92%
*	Expenses are equal to the classes’ annualized expense ratios respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Expense Example

PORTFOLIO SUMMARY

December 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $625.5

*	All data are as of December 31, 2013. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.8% or less in the following countries: Brazil, Denmark, Finland, Indonesia, Philippines, Singapore, South Korea, Sweden and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Roche Holding AG	$23,258,885	3.7%
Prudential PLC	22,035,665	3.5
Nestle SA	21,912,189	3.5
British American Tobacco PLC	20,476,568	3.3
Partners Group Holding AG	19,752,327	3.1
AIA Group Ltd.	19,304,433	3.1
Tencent Holdings Ltd.	19,184,940	3.1
Anheuser-Busch InBev NV	18,235,926	2.9
Aberdeen Asset Management PLC	16,655,450	2.7
Diageo PLC	15,159,243	2.4
	$195,975,626	31.3%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Financials – 23.0%
Capital Markets – 8.4%
Aberdeen Asset Management PLC	2,002,900	$16,655,450
Azimut Holding SpA	251,507	6,862,167
Partners Group Holding AG	74,065	19,752,327
UBS AG(a)	496,470	9,506,087

		52,776,031

Commercial Banks – 3.9%
HSBC Holdings PLC	785,529	8,620,517
Sberbank of Russia (Sponsored ADR)	380,041	4,777,115
Sumitomo Mitsui Financial Group, Inc.	211,000	10,972,714

		24,370,346

Diversified Financial Services – 1.3%
IG Group Holdings PLC	773,581	7,903,129

Insurance – 6.6%
AIA Group Ltd.	3,835,200	19,304,433
Prudential PLC	986,200	22,035,665

		41,340,098

Real Estate Management & Development – 1.2%
BR Malls Participacoes SA	343,500	2,477,514
Global Logistic Properties Ltd.	2,063,000	4,732,392

		7,209,906

Thrifts & Mortgage Finance – 1.6%
Housing Development Finance Corp.	789,220	10,204,496

		143,804,006

Consumer Staples – 18.4%
Beverages – 5.3%
Anheuser-Busch InBev NV	171,493	18,235,926
Diageo PLC	457,450	15,159,243

		33,395,169

Food & Staples Retailing – 0.8%
Raia Drogasil SA	309,200	1,937,046
Tsuruha Holdings, Inc.	32,700	3,002,475

		4,939,521

Food Products – 6.0%
Danone	153,756	11,092,255
Nestle SA	298,979	21,912,189
Universal Robina Corp.	1,765,496	4,509,976

		37,514,420

Household Products – 3.0%
Reckitt Benckiser Group PLC	142,665	11,332,720
Unicharm Corp.	125,200	7,143,726

		18,476,446

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 3.3%
British American Tobacco PLC	381,498	$20,476,568

		114,802,124

Consumer Discretionary – 14.8%
Auto Components – 0.8%
Nokian Renkaat Oyj	110,410	5,294,647

Automobiles – 2.8%
Nissan Motor Co., Ltd.	1,080,900	9,057,951
Volkswagen AG (Preference Shares)	29,564	8,319,866

		17,377,817

Diversified Consumer Services – 0.7%
Kroton Educacional SA	252,700	4,205,151

Hotels, Restaurants & Leisure – 1.6%
Melco Crown Entertainment Ltd. (ADR)(a)	251,170	9,850,887

Media – 1.3%
Naspers Ltd. – Class N	76,341	7,990,955

Multiline Retail – 1.0%
Golden Eagle Retail Group Ltd.(b)	2,561,000	3,390,357
Matahari Department Store Tbk PT(a)	3,115,000	2,819,005

		6,209,362

Specialty Retail – 2.1%
Belle International Holdings Ltd.	3,511,000	4,078,948
Fast Retailing Co., Ltd.	22,500	9,293,015

		13,371,963

Textiles, Apparel & Luxury Goods – 4.5%
Brunello Cucinelli SpA	127,289	4,525,222
Cie Financiere Richemont SA	146,755	14,660,453
Li & Fung Ltd.(b)	2,654,000	3,437,466
Prada SpA	671,500	5,976,614

		28,599,755

		92,900,537

Information Technology – 12.0%
Internet Software & Services – 6.9%
Baidu, Inc. (Sponsored ADR)(a)	64,020	11,387,878
Mail.ru Group Ltd. (GDR)(c)	130,240	5,808,704
Tencent Holdings Ltd.	300,000	19,184,940
Yandex NV – Class A(a)	157,700	6,804,755

		43,186,277

IT Services – 0.7%
Tata Consultancy Services Ltd.	131,810	4,637,298

Semiconductors & Semiconductor Equipment – 4.4%
MediaTek, Inc.	473,000	7,050,012
Samsung Electronics Co., Ltd.	8,690	11,323,481

12	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Taiwan Semiconductor Manufacturing Co., Ltd.	2,567,000	$9,063,974

		27,437,467

		75,261,042

Health Care – 11.9%
Health Care Equipment & Supplies – 2.4%
Elekta AB – Class B	264,180	4,042,781
Essilor International SA	63,950	6,804,755
Shandong Weigao Group Medical Polymer Co., Ltd. – Class H	3,248,000	4,395,183

		15,242,719

Health Care Providers & Services – 0.4%
Life Healthcare Group Holdings Ltd.	654,780	2,615,161

Pharmaceuticals – 9.1%
Aspen Pharmacare Holdings Ltd.	171,649	4,402,306
Bayer AG	57,750	8,108,716
Novo Nordisk A/S Class B	42,810	7,847,151
Roche Holding AG	83,030	23,258,885
Shire PLC	170,572	8,038,582
Sun Pharmaceutical Industries Ltd.	536,350	4,927,320

		56,582,960

		74,440,840

Industrials – 10.2%
Aerospace & Defense – 2.1%
Safran SA	189,256	13,158,682

Commercial Services & Supplies – 1.1%
Aggreko PLC	245,770	6,970,193

Machinery – 2.5%
Komatsu Ltd.	376,800	7,736,190
Melrose Industries PLC	1,501,480	7,617,497

		15,353,687

Professional Services – 3.1%
Capita PLC	593,000	10,207,439
Intertek Group PLC	174,090	9,085,997

		19,293,436

Trading Companies & Distributors – 1.4%
Wolseley PLC	156,045	8,871,656

		63,647,654

Energy – 4.7%
Energy Equipment & Services – 2.7%
Schlumberger Ltd.	126,907	11,435,590
Technip SA	58,220	5,604,298

		17,039,888

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	13

Portfolio of Investments

Company		Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 2.0%
BG Group PLC		567,380	$12,209,089

			29,248,977

Materials – 4.6%
Chemicals – 3.6%
Croda International PLC		212,700	8,670,284
Essentra PLC		190,840	2,718,575
Linde AG		53,040	11,105,838

			22,494,697

Metals & Mining – 1.0%
BHP Billiton PLC		194,440	6,033,458

			28,528,155

Total Common Stocks (cost $412,179,742)			622,633,335

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(d) (cost $3,796,432)		3,796,432	3,796,432

		Principal Amount (000)
Time Deposits – 0.2%
BBH, Grand Cayman
(0.05)%, 1/02/14	DKK	862	159,251
0.001%, 1/03/14	CHF	114	128,529
0.005%, 1/02/14	HKD	379	48,942
0.005%, 1/06/14	JPY	12,587	119,757
0.05%, 1/02/14	SEK	27	4,190
0.051%, 1/02/14	GBP	309	511,875
3.50%, 1/02/14	ZAR	1,986	189,521
Bank of Nova Scotia, London 0.082%, 1/02/14	EUR	90	124,547
Wells Fargo, Grand Cayman 0.207%, 1/02/14	CAD	126	118,207

Total Time Deposits (cost $1,404,819)			1,404,819

Total Short-Term Investments (cost $5,201,251)			5,201,251

Total Investments Before Security Lending Collateral for Securities Loaned – 100.4% (cost $417,380,993)			627,834,586

14	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $4,679,860)	4,679,860	$4,679,860

Total Investments – 101.1% (cost $422,060,853)		632,514,446
Other assets less liabilities – (1.1)%		(7,006,343)

Net Assets – 100.0%		$625,508,103

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	8,426	JPY	818,762	2/18/14	$(649,247)
BNP Paribas SA	USD	11,448	CAD	12,155	2/18/14	(18,710)
BNP Paribas SA	USD	16,550	JPY	1,700,686	2/18/14	(396,683)
Brown Brothers Harriman & Co.	CHF	15,659	USD	17,042	2/18/14	(518,901)
Brown Brothers Harriman & Co.	USD	20,733	EUR	15,502	2/18/14	593,210
Credit Suisse International	USD	17,255	JPY	1,711,519	2/18/14	(999,451)
Goldman Sachs	AUD	2,034	USD	1,802	2/18/14	(8,694)
Goldman Sachs	CHF	17,446	USD	19,655	2/18/14	90,326
Goldman Sachs	GBP	44,172	USD	70,820	2/18/14	(2,304,212)
Goldman Sachs	USD	35,812	AUD	38,078	2/18/14	(1,914,959)
HSBC Bank USA	GBP	1,967	USD	3,192	2/18/14	(64,536)
HSBC Bank USA	HKD	13,097	USD	1,689	2/18/14	354
Standard Chartered Bank	HKD	140,487	USD	18,126	2/18/14	8,355
State Street Bank & Trust Co.	USD	6,146	EUR	4,453	2/18/14	(19,653)
State Street Bank & Trust Co.	USD	2,674	EUR	1,978	2/18/14	46,763
State Street Bank & Trust Co.	USD	4,324	NOK	26,200	2/18/14	(12,028)
State Street Bank & Trust Co.	USD	8,844	SEK	58,019	2/18/14	168,913

						$(5,999,153)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the market value of this security amounted to $5,808,704 or 0.9% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	15

Portfolio of Investments

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

16	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $413,584,561)	$624,038,154	(a)
Affiliated issuers (cost $8,476,292—including investment of cash collateral for securities loaned of $4,679,860)	8,476,292
Foreign currencies, at value (cost $436,271)	434,265
Receivable for investment securities sold	4,149,987
Dividends and interest receivable	2,173,413
Unrealized appreciation of forward currency exchange contracts	907,921
Receivable for capital stock sold	650,448

Total assets	640,830,480

Liabilities
Unrealized depreciation of forward currency exchange contracts	6,907,074
Payable for collateral received on securities loaned	4,679,860
Payable for capital stock redeemed	2,551,121
Advisory fee payable	377,651
Distribution fee payable	176,168
Transfer Agent fee payable	69,337
Administrative fee payable	10,472
Accrued expenses and other liabilities	550,694

Total liabilities	15,322,377

Net Assets	$625,508,103

Composition of Net Assets
Capital stock, at par	$38,847
Additional paid-in capital	1,379,232,899
Undistributed net investment income	4,732,473
Accumulated net realized loss on investment and foreign currency transactions	(962,999,832)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	204,503,716

	$625,508,103

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$393,874,365	24,146,028	$16.31	*

B	$15,386,671	1,042,417	$14.76

C	$74,027,623	4,997,245	$14.81

Advisor	$98,564,915	5,978,279	$16.49

R	$18,464,219	1,139,588	$16.20

K	$6,072,366	374,005	$16.24

I	$19,117,944	1,169,912	$16.34

(a)	Includes securities on loan with a value of $4,444,778 (See Note E).

*	The maximum offering price per share for Class A shares was $17.03 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2013 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $185,613)	$4,275,977
Affiliated issuers	6,156
Securities lending income	51,086	$4,333,219

Expenses
Advisory fee (see Note B)	2,381,178
Distribution fee—Class A	610,059
Distribution fee—Class B	81,842
Distribution fee—Class C	379,538
Distribution fee—Class R	51,047
Distribution fee—Class K	7,298
Transfer agency—Class A	556,862
Transfer agency—Class B	25,263
Transfer agency—Class C	105,831
Transfer agency—Advisor Class	123,896
Transfer agency—Class R	26,545
Transfer agency—Class K	5,838
Transfer agency—Class I	6,192
Custodian	93,287
Printing	64,311
Registration fees	52,113
Directors’ fees	29,917
Audit	24,072
Administrative	23,015
Legal	16,274
Miscellaneous	34,593

Total expenses		4,698,971

Net investment (loss)		(365,752)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		15,965,700
Foreign currency transactions		(8,237,111)
Net change in unrealized appreciation/depreciation of:
Investments		67,350,169 (a)
Foreign currency denominated assets and liabilities		(645,254)

Net gain on investment and foreign currency transactions		74,433,504

Net Increase in Net Assets from Operations		$74,067,752

(a)	Net of decrease in accrued foreign capital gains taxes of $73,007.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(365,752)	$6,520,309
Net realized gain on investment and foreign currency transactions	7,728,589	52,477,195
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	66,704,915	40,200,419

Net increase in net assets from operations	74,067,752	99,197,923
Dividends to Shareholders from
Net investment income
Class A	(4,091,609)	(4,014,677)
Class B	(109,071)	– 0	–
Class C	(597,231)	– 0	–
Advisor Class	(1,196,490)	(1,200,977)
Class R	(163,374)	(132,086)
Class K	(62,285)	(77,525)
Class I	(240,108)	(398,986)
Capital Stock Transactions
Net decrease	(62,144,158)	(284,263,731)
Proceeds from third party regulatory settlement (See Note F)	11,889	– 0	–

Total increase (decrease)	5,475,315	(190,890,059)
Net Assets
Beginning of period	620,032,788	810,922,847

End of period (including undistributed net investment income of $4,732,473 and $11,558,393, respectively) .	$625,508,103	$620,032,788

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein International Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (“the Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities

20	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	21

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not

22	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2013:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Financials	$24,529,442		$119,274,564		$	– 0	–	$143,804,006
Consumer Staples	1,937,046		112,865,078			– 0	–	114,802,124
Consumer Discretionary	14,056,038		78,844,499			– 0	–	92,900,537
Information Technology	24,001,337		51,259,705			– 0	–	75,261,042
Health Care	7,847,151		66,593,689			– 0	–	74,440,840
Industrials	– 0	–	63,647,654			– 0	–	63,647,654
Energy	11,435,590		17,813,387			– 0	–	29,248,977
Materials	– 0	–	28,528,155			– 0	–	28,528,155
Short-Term Investments:
Investment Companies	3,796,432		– 0	–		– 0	–	3,796,432
Time Deposits	– 0	–	1,404,819			– 0	–	1,404,819
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,679,860		– 0	–		– 0	–	4,679,860

Total Investments in Securities	92,282,896		540,231,550	†		– 0	–	632,514,446
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	907,921			– 0	–	907,921
Liabilities
Forward Currency Exchange Contracts	– 0	–	(6,907,074)			– 0	–	(6,907,074)

Total^	$92,282,896		$534,232,397		$	– 0	–	$626,515,293

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	23

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants			Total
Balance as of 6/30/13		$2,772,127			$2,772,127
Accrued discounts/ (premiums)		– 0	–		– 0	–
Realized gain (loss)		(459,441)			(459,441)
Change in unrealized appreciation/depreciation		781,334			781,334
Purchases		– 0	–		– 0	–
Sales		(3,094,020)			(3,094,020)
Transfers into Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 12/31/13	$	– 0	–	$	– 0	–+

Net change in unrealized appreciation/depreciation from investments held as of 12/31/13**	$	– 0	–	$	– 0	–

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were no transfers into or out of Level 3 during the period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports

24	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	25

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). This fee waiver and/or expense reimbursement agreement will remain in effect until November 1, 2014 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days’ notice to the Fund prior to that date. For the six months ended December 31, 2013, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2013, such fee amounted to $23,015.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $255,075 for the six months ended December 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has

26	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

advised the Fund that it has retained front-end sales charges of $1,615 from the sale of Class A shares and received $2,949, $1,105 and $1,631 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2013 is as follows:

Market Value June 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)	Dividend Income (000)
$ 11,748	$80,847	$88,799	$3,796	$4

Brokerage commissions paid on investment transactions for the six months ended December 31, 2013, amounted to $635,246, of which $0 and $0 was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,298,572, $4,177,674, $750,854 and $202,538 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	27

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$101,557,106		$167,867,661
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency) are as follows:

Gross unrealized appreciation	$221,974,050
Gross unrealized depreciation	(11,520,457)

Net unrealized appreciation	$210,453,593

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

28	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

During the six months ended December 31, 2013, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2013, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $6,265,812. If a trigger event had occurred at December 31, 2013, for those derivatives in a net liability position, $6,265,812 would be required to be posted by the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	29

Notes to Financial Statements

At December 31, 2013, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$907,921	Unrealized depreciation of forward currency exchange contracts	$6,907,074

Total		$907,921		$6,907,074

The effect of derivative instruments on the statement of operations for the six months ended December 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(7,946,204)	$(771,792)

Total		$(7,946,204)	$(771,792)

The following table represents the volume of the Fund’s derivative transactions during the period ended December 31, 2013:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$180,708,108
Average principal amount of sale contracts	$177,674,985

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements

30	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

(“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Collateral Received			Net Amount of Derivative Assets
Brown Brothers Harriman & Co.	$593,210	$(518,901)		$	– 0	–	$74,309
Goldman Sachs	90,326	(90,326)			– 0	–	– 0	–
HSBC Bank USA	354	(354)			– 0	–	– 0	–
Standard Chartered Bank	8,355	– 0	–		– 0	–	8,355
State Street Bank and Trust Co.	215,676	(31,681)			– 0	–	183,995

Total	$907,921	$(641,262)		$	– 0	–	$266,659

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Collateral Pledged			Net Amount of Derivative Liabilities
Barclays Bank PLC	$649,247	$ – 0	–	$	– 0	–	$649,247
BNP Paribas SA	415,393	– 0	–		– 0	–	415,393
Brown Brothers Harriman & Co.	518,901	(518,901)			– 0	–	– 0	–
Credit Suisse International	999,451	– 0	–		– 0	–	999,451
Goldman Sachs	4,227,865	(90,326)			– 0	–	4,137,539
HSBC Bank USA	64,536	(354)			– 0	–	64,182
State Street Bank and Trust Co.	31,681	(31,681)			– 0	–	– 0	–

Total	$6,907,074	$(641,262)		$	– 0	–	$6,265,812

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	31

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2013, the Fund had securities on loan with a value of $4,444,778 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $4,679,860. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $51,085 and $2,509 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended December 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended December 31, 2013 is as follows:

Market Value June 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)
$ 10,109	$91,316	$96,745	$4,680

32	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

Shares	Amount
Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013

Class A
Shares sold	950,631	2,494,413	$14,916,932	$36,260,488

Shares issued in reinvestment of dividends	224,155	239,436	3,539,366	3,467,033

Shares converted from Class B	86,917	170,699	1,354,612	2,491,753

Shares redeemed	(4,371,252)	(16,565,218)	(68,725,955)	(239,925,158)

Net decrease	(3,109,549)	(13,660,670)	$ (48,915,045)	$(197,705,884)

Class B
Shares sold	10,811	30,364	$153,417	$397,247

Shares issued in reinvestment of dividends	6,891	– 0	–	98,473	– 0	–

Shares converted to Class A	(96,211)	(188,501)	(1,354,612)	(2,491,753)

Shares redeemed	(142,417)	(500,529)	(2,018,227)	(6,573,789)

Net decrease	(220,926)	(658,666)	$(3,120,949)	$(8,668,295)

Class C
Shares sold	134,435	257,481	$1,901,264	$3,385,131

Shares issued in reinvestment of dividends	37,506	– 0	–	537,838	– 0	–

Shares redeemed	(749,957)	(2,311,059)	(10,671,976)	(30,272,431)

Net decrease	(578,016)	(2,053,578)	$(8,232,874)	$(26,887,300)

Advisor Class
Shares sold	1,002,615	1,449,824	$16,032,267	$21,551,957

Shares issued in reinvestment of dividends	58,273	72,989	928,794	1,067,104

Shares redeemed	(760,869)	(3,948,335)	(12,075,152)	(57,266,890)

Net increase (decrease)	300,019	(2,425,522)	$4,885,909	$(34,647,829)

Class R
Shares sold	112,164	340,975	$1,731,235	$4,899,382

Shares issued in reinvestment of dividends	10,419	9,179	163,373	132,085

Shares redeemed	(426,942)	(952,357)	(6,617,502)	(13,622,796)

Net decrease	(304,359)	(602,203)	$(4,722,894)	$(8,591,329)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	33

Notes to Financial Statements

	Shares		Amount
	Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30, 2013

Class K
Shares sold	36,161	96,290	$562,410	$1,369,683

Shares issued in reinvestment of dividends	3,965	5,384	62,284	77,525

Shares redeemed	(38,937)	(390,507)	(612,157)	(5,604,454)

Net increase (decrease)	1,189	(288,833)	$12,537	$(4,157,246)

Class I
Shares sold	27,509	163,283	$433,826	$2,350,497

Shares issued in reinvestment of dividends	15,187	27,573	240,108	398,986

Shares redeemed	(179,342)	(424,927)	(2,724,776)	(6,355,331)

Net decrease	(136,646)	(234,071)	$(2,050,842)	$(3,605,848)

During the six months ended December 31, 2013, a third party vendor reimbursed the Fund $11,889 for losses incurred due to a regulatory settlement. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

34	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk— In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2013.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2014 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2013 and June 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$5,824,251	$8,201,383

Total taxable distributions paid	$5,824,251	$8,201,383

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	35

Notes to Financial Statements

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,441,377
Accumulated capital and other losses	(969,193,424	)(a)
Unrealized appreciation/(depreciation)	141,380,802	(b)

Total accumulated earnings/(deficit)	$(821,371,245)

(a)	On June 30, 2013, the Fund had a net capital loss carryforward for federal income tax purposes of $969,193,424.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of Passive Foreign Investment Companies (PFICs) and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30,
2013	2012	2011	2010

Net asset value, beginning of period	$ 14.65	$ 13.07	$ 15.61	$ 12.33	$ 11.48

Income From Investment Operations
Net investment income (loss)(a)	(.01)	.13	.10	.13	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.84	1.57	(2.52)	3.60	1.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.83	1.70	(2.42)	3.73	1.24

Less: Dividends
Dividends from net investment income	(.17)	(.12)	(.12)	(.45)	(.39)

Net asset value, end of period	$ 16.31	$ 14.65	$ 13.07	$ 15.61	$ 12.33

Total Return
Total investment return based on net asset value(c)	12.53%	12.99	%*	(15.47)%	30.34	%†	10.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$393,874	$399,308	$534,900	$910,267	$935,695
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	1.43	%(d)	1.32%	1.40%	1.30	%(e)	1.31	%(e)
Expenses, before waivers/reimbursements .	1.43	%(d)	1.32%	1.40%	1.30	%(e)	1.31	%(e)
Net investment income (loss)	(.06	)%(d)	.93%	.77%	.85	%(e)	.73	%(e)
Portfolio turnover rate	16%	30%	63%	67%	121%

See footnote summary on page 44.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended December 31, 2013 (unaudited)		Year Ended June 30,
			2013		2012		2011		2010

Net asset value, beginning of period	$ 13.26		$ 11.83		$ 14.09		$ 11.17		$ 10.42

Income From Investment Operations
Net investment income (loss)(a)	(.06)		.02		(.00	)(b)	.01		(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.66		1.41		(2.26)		3.26		1.03
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.60		1.43		(2.26)		3.27		1.02

Less: Dividends
Dividends from net investment income	(.10)		– 0	–	– 0	–	(.35)		(.27)

Net asset value, end of period	$ 14.76		$ 13.26		$ 11.83		$ 14.09		$ 11.17

Total Return
Total investment return based on net asset value(c)	12.13%		12.09	%*	(16.04)%		29.37	%†	9.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,387		$16,753		$22,731		$38,943		$44,166
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	2.16	%(d)	2.07%		2.18%		2.09	%(e)	2.10	%(e)
Expenses, before waivers/reimbursements .	2.16	%(d)	2.07%		2.18%		2.09	%(e)	2.10	%(e)
Net investment income (loss)	(.80	)%(d)	.14%		(.01)%		.05	%(e)	(.06	)%(e)
Portfolio turnover rate	16%		30%		63%		67%		121%

See footnote summary on page 44.

38	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2013 (unaudited)		Year Ended June 30,
			2013		2012		2011		2010

Net asset value, beginning of period	$ 13.32		$ 11.87		$ 14.14		$ 11.21		$ 10.45

Income From Investment Operations
Net investment income (loss)(a)	(.06)		.03		.00	(b)	.01		.00	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.67		1.42		(2.27)		3.27		1.03
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.61		1.45		(2.27)		3.28		1.03

Less: Dividends
Dividends from net investment income	(.12)		– 0	–	– 0	–	(.35)		(.27)

Net asset value, end of period	$ 14.81		$ 13.32		$ 11.87		$ 14.14		$ 11.21

Total Return
Total investment return based on net asset value(c)	12.11%		12.22	%*	(16.05)%		29.36	%†	9.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,028		$74,259		$90,590		$165,821		$185,848
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.14	%(d)	2.03%		2.13%		2.03	%(e)	2.03	%(e)
Expenses, before waivers/reimbursements	2.14	%(d)	2.03%		2.13%		2.03	%(e)	2.03	%(e)
Net investment income (loss)	(.77	)%(d)	.21%		.03%		.10	%(e)	.01	%(e)
Portfolio turnover rate	16%		30%		63%		67%		121%

See footnote summary on page 44.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30,
2013	2012	2011	2010

Net asset value, beginning of period	$ 14.81	$ 13.24	$ 15.80	$ 12.48	$ 11.61

Income From Investment Operations
Net investment income(a)	.02	.18	.14	.18	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.86	1.58	(2.54)	3.63	1.15
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.88	1.76	(2.40)	3.81	1.30

Less: Dividends
Dividends from net investment income	(.20)	(.19)	(.16)	(.49)	(.43)

Net asset value, end of period	$ 16.49	$ 14.81	$ 13.24	$ 15.80	$ 12.48

Total Return
Total investment return based on net asset value(c)	12.75%	13.27	%*	(15.15)%	30.65	%†	10.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$98,565	$84,113	$107,284	$229,011	$306,231
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	1.13	%(d)	1.02%	1.10%	1.00	%(e)	1.01	%(e)
Expenses, before waivers/reimbursements .	1.13	%(d)	1.02%	1.10%	1.00	%(e)	1.01	%(e)
Net investment income	.23	%(d)	1.23%	1.01%	1.20	%(e)	1.12	%(e)
Portfolio turnover rate	16%	30%	63%	67%	121%

See footnote summary on page 44.

40	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30,
2013	2012	2011	2010

Net asset value, beginning of period	$ 14.54	$ 12.97	$ 15.45	$ 12.22	$ 11.39

Income From Investment Operations
Net investment income (loss)(a)	(.02)	.09	.08	.09	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.82	1.56	(2.50)	3.56	1.13
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.80	1.65	(2.42)	3.65	1.20

Less: Dividends
Dividends from net investment income	(.14)	(.08)	(.06)	(.42)	(.37)

Net asset value, end of period	$ 16.20	$ 14.54	$ 12.97	$ 15.45	$ 12.22

Total Return
Total investment return based on net asset value(c)	12.42%	12.69	%*	(15.63)%	29.98	%†	10.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,464	$20,995	$26,541	$42,414	$42,587
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	1.62	%(d)	1.58%	1.60%	1.59	%(e)	1.58	%(e)
Expenses, before waivers/reimbursements .	1.62	%(d)	1.58%	1.60%	1.59	%(e)	1.58	%(e)
Net investment income (loss)	(.24	)%(d)	.64%	.59%	.58	%(e)	.51	%(e)
Portfolio turnover rate	16%	30%	63%	67%	121%

See footnote summary on page 44.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30,
2013	2012	2011	2010

Net asset value, beginning of period	$ 14.57	$ 13.03	$ 15.54	$ 12.29	$ 11.45

Income From Investment Operations
Net investment income(a)	.00	(b)	.12	.13	.15	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.84	1.56	(2.52)	3.57	1.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.84	1.68	(2.39)	3.72	1.25

Less: Dividends
Dividends from net investment income	(.17)	(.14)	(.12)	(.47)	(.41)

Net asset value, end of period	$ 16.24	$ 14.57	$ 13.03	$ 15.54	$ 12.29

Total Return
Total investment return based on net asset value(c)	12.67%	12.93	%*	(15.39)%	30.39	%†	10.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,072	$5,434	$8,618	$15,570	$12,117
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.31	%(d)	1.28%	1.29%	1.28	%(e)	1.27	%(e)
Expenses, before waivers/reimbursements	1.31	%(d)	1.28%	1.29%	1.28	%(e)	1.27	%(e)
Net investment income	.06	%(d)	.86%	.93%	.99	%(e)	.84	%(e)
Portfolio turnover rate	16%	30%	63%	67%	121%

See footnote summary on page 44.

42	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2013 (unaudited)	Year Ended June 30,
2013	2012	2011	2010

Net asset value, beginning of period	$ 14.67	$ 13.15	$ 15.71	$ 12.40	$ 11.55

Income From Investment Operations
Net investment income(a)	.04	.21	.18	.21	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.84	1.56	(2.55)	3.61	1.15
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.88	1.77	(2.37)	3.82	1.31

Less: Dividends
Dividends from net investment income	(.21)	(.25)	(.19)	(.51)	(.46)

Net asset value, end of period	$ 16.34	$ 14.67	$ 13.15	$ 15.71	$ 12.40

Total Return
Total investment return based on net asset value(c)	12.85%	13.45	%*	(15.02)%	30.97	%†	10.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,118	$19,171	$20,258	$33,806	$28,644
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92	%(d)	.87%	.90%	.90	%(e)	.88	%(e)
Expenses, before waivers/reimbursements	.92	%(d)	.87%	.90%	.90	%(e)	.88	%(e)
Net investment income	.44	%(d)	1.42%	1.35%	1.37	%(e)	1.21	%(e)
Portfolio turnover rate	16%	30%	63%	67%	121%

See footnote summary on page 44.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	43

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the year ended June 30, 2013 by 0.01%.

†	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended June 30, 2011 by 0.01%.

See notes to financial statements.

44	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.,(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent
Compliance Officer

Sharon E. Fay, Vice President

Daniel C. Roarty(2), Vice President

Tassos M. Stassopoulos(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the AllianceBernstein International Growth Fund’s portfolio are made by the Adviser’s Global Growth and Thematic Investment Team. Messrs. Roarty and Stassopoulos are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	45

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein International Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	On July 25, 2008, the Fund acquired International Research Growth Fund, Inc. Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

46	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee[5]	Net Assets 03/31/13 ($MIL)	Fund
International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$721.4	International Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $57,068 (0.006% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund’s Class A shares for that portion of its total operating expenses to the degree necessary to limit the Fund’s total expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days’ notice prior to the Fund’s prospectus update. In addition, set forth below are the Fund’s annualized semi-annual gross expense ratios:6

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

6	Semi-annual total expense ratios are unaudited

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	47

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[7]		Fiscal Year End
International Growth Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.35 1.65 2.35 2.35 1.85 1.60 1.35	% % % % % % %	1.07 1.37 2.14 2.09 1.60 1.28 0.87	% % % % % % %	June 30 (ratio as of December 31, 2012)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete

7	Annualized.

48	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2013 net assets:9

Fund	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.	$721.4	International Research Growth AC 0.85% on 1st $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on the balance Minimum account size: $25m	0.478%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Fund. Set forth below is the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Fund had the fee schedule of SCB International Portfolio been applicable to the Fund based on March 31, 2013 net assets.10

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	The international equity portfolios of the SCB Fund include Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	49

Fund	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Fund Advisory Fee
International Growth Fund, Inc.[11]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2013.	0.875%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.12 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2013 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.	International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13

11	The investment guidelines of the Fund are more restrictive than the SCB Fund portfolio. The Fund invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

12	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

50	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[16]	Lipper EG Median (%)	Lipper EG Rank
International Growth Fund, Inc.[17]	0.750	0.888	3/15

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.18

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that would effectively reduce the actual management fee.

17	The Fund’s EG includes the Fund, nine other International Multi-Cap Growth Funds (“IMLG”) and five International Multi-Cap Core Funds (“IMLC”).

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	51

Fund	Total Expense Ratio (%)[19]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Growth Fund, Inc.[20]	1.403	1.403	8/15	1.467	25/76

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

19	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

20	The Fund’s EU includes the Fund, EG and all other IMLG and IMLC funds, excluding outliers.

52	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,697, $3,631,499 and $29,455 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $805,304 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	53

period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

54	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance returns and rankings of the Fund24 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended February 28, 2013.26

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Growth Fund, Inc.
1 year	5.23	8.70	8.13	10/10	42/53
3 year	5.63	7.25	7.51	9/10	35/49
5 year	-3.09	-1.21	-1.01	8/9	36/40
10 year	10.03	10.81	8.72	6/8	7/17

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)27 versus its benchmark.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending February 28, 2013 Annualized Performance
						Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)
International Growth Fund, Inc.	5.23	5.63	-3.09	10.03	6.98	20.75	0.48	10
MSCI AC World ex US Index (Net)	6.66	6.65	-0.87	10.68	N/A	19.01	0.54	10
MSCI AC World ex US Index (Gross)[30]	7.17	7.13	-0.41	11.17	5.76	N/A	N/A	N/A
MSCI World ex US Index (Net)	8.75	6.70	-1.19	9.65	5.05	N/A	N/A	N/A
Inception Date: June 2, 1994

24	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

25	The Fund’s PG/PU is not identical to the Fund’s respective EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

26	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

28	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

30	Benchmark since inception date is the nearest month end after the Fund’s inception date.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	55

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

56	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	57

AllianceBernstein Family of Funds

NOTES

58	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IG-0152-1213

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein International Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 24, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 24, 2014